SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 31, 2014 (October 30, 2014)

MOUNTAIN HIGH ACQUISITIONS CORP.

(Exact name of registrant as specified in its charter)

Colorado	333-175825	27-3515499
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
1624 Market Street, Suite 202 Denver, Colorado 80202
(Address of principal executive offices)

(303) 544-2115
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

MOUNTAIN HIGH ACQUISITIONS CORP.

Form 8-K

Current Report

ITEM 4.01  CHANGE IN COMPANY’S CERTIFYING ACCOUNTANT

On October 30, 2014, Mountain High Acquisitions Corp., a Colorado corporation (the “Company”) dismissed Haynie & Company, PC (“Haynie”) as the registered independent registered public accountant and appointed BF Borgers CPA PC (“BF Borgers”) as the Company’s registered independent public accounting firm as of October 30, 2014. The decisions to appoint BF Borgers and dismiss Haynie were approved by the Board of Directors of the Company on October 30, 2014.

Other than the disclosure of uncertainty regarding the ability for us to continue as a going concern which was included in our accountant’s report on the financial statements for the year ended March 31, 2014, Haynie’s reports on the financial statements of the Company for the year ended March 31, 2014 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. For the most recent fiscal year and any subsequent interim period through Haynie's termination on October 30, 2014, Haynie disclosed the uncertainty regarding the ability of the Company to continue as a going concern in its accountant’s report on the financial statements.

In connection with the audit and review of the financial statements of the Company through June 30, 2014, there were no disagreements on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with Haynie’s opinion to the subject matter of the disagreement.

In connection with the audited financial statements of the Company for the year ended March 31, 2014 and interim unaudited financial statements through June 30, 2014, there have been no reportable events with the Company as set forth in Item 304(a)(1)(v) of Regulation S-K.

Prior to October 30, 2014, the Company did not consult with BF Borgers regarding (1) the application of accounting principles to specified transactions, (2) the type of audit opinion that might be rendered on the Company’s financial statements, (3) written or oral advice was provided that would be an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issues, or (4) any matter that was the subject of a disagreement between the Company and its predecessor auditor as described in Item 304(a)(1)(iv) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided a copy of the foregoing disclosures to Haynie prior to the date of the filing of this report and requested that Haynie furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report. A copy of the letter furnished in response to that request is filed as Exhibit 16.1 to this Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

16.1   Letter from Haynie & Company, PC dated October 31, 2014, to the Securities and Exchange Commission regarding statements included in this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOUNTAIN HIGH ACQUISITIONS CORP.
Date: October 31, 2014	By:	/s/ Alan Smith
Alan Smith
President and Chief Executive Officer